The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate
space for responding to	Item 72DD correctly,
the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $9
Janus Balanced Fund $6,985
Janus Contrarian Fund $143
Janus Emerging Markets Fund $3
Janus Enterprise Fund $0
Janus Forty Fund $1,601
Janus Fund $7,648
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $262
Janus Global Research Fund $42
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $209
Janus International Equity Fund $404
Janus Overseas Fund $8,480
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $61
Janus Triton Fund $299
Janus Venture Fund $0
Perkins Global Value Fund $243

C-Class
Janus Asia Equity Fund $1
Janus Balanced Fund $4,075
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $91
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $81
Janus International Equity Fund $18
Janus Overseas Fund $1,867
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $16

D-Class
Janus Asia Equity Fund $37
Janus Balanced Fund $13,720
Janus Contrarian Fund $16,880
Janus Emerging Markets Fund $54
Janus Enterprise Fund $0
Janus Fund $40,321
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $1,170
Janus Global Research Fund $723
Janus Global Select Fund $8,635
Janus Global Technology Fund $0
Janus Growth and Income Fund $24,334
Janus International Equity Fund $155
Janus Overseas Fund $48,269
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $14,557
Janus Triton Fund $1,696
Janus Venture Fund $0
Perkins Global Value Fund $1,693

I-Class
Janus Asia Equity Fund $16
Janus Balanced Fund $19,192
Janus Contrarian Fund $478
Janus Emerging Markets Fund $44
Janus Enterprise Fund $0
Janus Forty Fund $6,549
Janus Fund $1,229
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $1,177
Janus Global Research Fund $439
Janus Global Select Fund $72
Janus Global Technology Fund $0
Janus Growth and Income Fund $270
Janus International Equity Fund $589
Janus Overseas Fund $29,144
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $953
Janus Triton Fund $3,354
Janus Venture Fund $0
Perkins Global Value Fund $72

N-Class
Janus Balanced Fund $5,745
Janus Enterprise Fund $0
Janus Forty Fund $198
Janus Fund $3,588
Janus International Equity Fund $939
Janus Overseas Fund $2,121
Janus Research Fund $445
Janus Triton Fund $276
Janus Venture Fund $0
Perkins Global Value Fund $138

R-Class
Janus Balanced Fund $2,231
Janus Contrarian Fund $1
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $2
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $20
Janus International Equity Fund $17
Janus Overseas Fund $3,184
Janus Triton Fund $0

S-Class
Janus Asia Equity Fund $6
Janus Balanced Fund $7,998
Janus Contrarian Fund $3
Janus Emerging Markets Fund $1
Janus Enterprise Fund $0
Janus Forty Fund $4,196
Janus Fund $106
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $23
Janus Global Research Fund $11
Janus Global Select Fund $9
Janus Global Technology Fund $0
Janus Growth and Income Fund $365
Janus International Equity Fund $46
Janus Overseas Fund $26,153
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $3
Janus Triton Fund $165
Janus Venture Fund $0
Perkins Global Value Fund $6

T-Class
Janus Asia Equity Fund $9
Janus Balanced Fund $40,635
Janus Contrarian Fund $6,903
Janus Emerging Markets Fund $7
Janus Enterprise Fund $0
Janus Forty Fund $301
Janus Fund $9,187
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $498
Janus Global Research Fund $569
Janus Global Select Fund $2,876
Janus Global Technology Fund $0
Janus Growth and Income Fund $14,484
Janus International Equity Fund $139
Janus Overseas Fund $84,199
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $8,578
Janus Triton Fund $2,886
Janus Venture Fund $0
Perkins Global Value Fund $762


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate
space for responding to	Item 72EE correctly,
the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $19,303
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2,425
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $147
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $13
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $17,285
Janus Venture Fund $24,864
Perkins Global Value Fund $473

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $16,350
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $881
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $27
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $4
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $5,914
Janus Venture Fund $64
Perkins Global Value Fund $39

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $34,224
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $31,202
Janus Fund $0
Janus Global Life Sciences Fund $20,197
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $2052
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $27,941
Janus Venture Fund $113,403
Perkins Global Value Fund $3,304

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $59,384
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $12,509
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $280
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $28
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $41,453
Janus Venture Fund $5,452
Perkins Global Value Fund $149

N-Class
Janus Balanced Fund $1,146
Janus Enterprise Fund $243
Janus Forty Fund $0
Janus Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $2,757
Janus Venture Fund $547
Perkins Global Value Fund $239

R-Class
Janus Balanced Fund $7,218
Janus Contrarian Fund $0
Janus Enterprise Fund $1,637
Janus Forty Fund $0
Janus Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Triton Fund $2,343

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $23,209
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $6,782
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $7
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $2
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $6,878
Janus Venture Fund $83
Perkins Global Value Fund $13

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $105,254
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $28,587
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $9,732
Janus Global Real Estate Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $883
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $66,051
Janus Venture Fund $57,541
Perkins Global Value Fund $1,502


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0.0790
Janus Balanced Fund $0.2885
Janus Contrarian Fund $0.0921
Janus Emerging Markets Fund $0.0278
Janus Enterprise Fund $0
Janus Forty Fund $0.1490
Janus Fund $0.2094
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.2766
Janus Global Research Fund $0.1889
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.3646
Janus International Equity Fund $0.1007
Janus Overseas Fund $0.9498
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.1581
Janus Triton Fund $0.0147
Janus Venture Fund $0
Perkins Global Value Fund $0.2810

C-Class
Janus Asia Equity Fund $0.0060
Janus Balanced Fund $0.1991
Janus Contrarian Fund $0.0000
Janus Emerging Markets Fund $0
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.2168
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.2419
Janus International Equity Fund $0.0139
Janus Overseas Fund $0.5995
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0
Janus Venture Fund $0
Perkins Global Value Fund $0.2271

D-Class
Janus Asia Equity Fund $0.0609
Janus Balanced Fund $0.3211
Janus Contrarian Fund $0.1513
Janus Emerging Markets Fund $0.0462
Janus Enterprise Fund $0
Janus Fund $0.2739
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.3059
Janus Global Research Fund $0.2788
Janus Global Select Fund $0.0581
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.4017
Janus International Equity Fund $0.1205
Janus Overseas Fund $1.1705
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.2537
Janus Triton Fund $0.0515
Janus Venture Fund $0
Perkins Global Value Fund $0.2805

I-Class
Janus Asia Equity Fund $0.0805
Janus Balanced Fund $0.3170
Janus Contrarian Fund $0.1581
Janus Emerging Markets Fund $0.0438
Janus Enterprise Fund $0
Janus Forty Fund $0.2535
Janus Fund $0.2859
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.3115
Janus Global Research Fund $0.3462
Janus Global Select Fund $0.0442
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.4133
Janus International Equity Fund $0.1288
Janus Overseas Fund $1.1672
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.2845
Janus Triton Fund $0.0687
Janus Venture Fund $0
Perkins Global Value Fund $0.2628

N-Class
Janus Balanced Fund $0.3404
Janus Enterprise Fund $0
Janus Forty Fund $0.2859
Janus Fund $0.3409
Janus International Equity Fund $0.1516
Janus Overseas Fund $1.2310
Janus Research Fund $0.3279
Janus Triton Fund $0.0848
Janus Venture Fund $0
Perkins Global Value Fund $0.3170

R-Class
Janus Balanced Fund $0.2453
Janus Contrarian Fund $0.0065
Janus Enterprise Fund $0
Janus Forty Fund $0
Janus Global Research Fund $0
Janus Fund $0.0203
Janus Global Select Fund $0
Janus Growth and Income Fund $0.3027
Janus International Equity Fund $0.1165
Janus Overseas Fund $0.9226
Janus Triton Fund $0

S-Class
Janus Asia Equity Fund $0.0661
Janus Balanced Fund $0.2763
Janus Contrarian Fund $0.0299
Janus Emerging Markets Fund $0.0129
Janus Enterprise Fund $0
Janus Forty Fund $0.0969
Janus Fund $0.0816
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.2783
Janus Global Research Fund $0.1268
Janus Global Select Fund $0.0771
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.3457
Janus International Equity Fund $0.1430
Janus Overseas Fund $1.0160
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.1484
Janus Triton Fund $0.0203
Janus Venture Fund $0
Perkins Global Value Fund $0.2374

T-Class
Janus Asia Equity Fund $0.0792
Janus Balanced Fund $0.3093
Janus Contrarian Fund $0.1319
Janus Emerging Markets Fund $0.0287
Janus Enterprise Fund $0
Janus Forty Fund $0.2152
Janus Fund $0.1940
Janus Global Life Sciences Fund $0
Janus Global Real Estate Fund $0.3133
Janus Global Research Fund $0.2477
Janus Global Select Fund $0.0456
Janus Global Technology Fund $0
Janus Growth and Income Fund $0.3894
Janus International Equity Fund $0.1348
Janus Overseas Fund $1.1128
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0.2153
Janus Triton Fund $0.0371
Janus Venture Fund $0
Perkins Global Value Fund $0.2779


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $1.1296
Janus Global Real Estate Fund $0.0000
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0.0678
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475

C-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $1.1296
Janus Global Real Estate Fund $0.0000
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0.0678
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475

D-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2.2663
Janus Fund $0
Janus Global Life Sciences Fund $1.1296
Janus Global Real Estate Fund $0.0000
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0.0678
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475

I-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $1.1296
Janus Global Real Estate Fund $0.0000
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0.0678
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475

N-Class
Janus Balanced Fund $0.8088
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475

R-Class
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Triton Fund $0.8485

S-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $1.1296
Janus Global Real Estate Fund $0.0000
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0.0678
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475

T-Class
Janus Asia Equity Fund $0
Janus Balanced Fund $0.8088
Janus Contrarian Fund $0
Janus Emerging Markets Fund $0
Janus Enterprise Fund $2.2663
Janus Forty Fund $0
Janus Fund $0
Janus Global Life Sciences Fund $1.1296
Janus Global Real Estate Fund $0.0000
Janus Global Research Fund $0
Janus Global Select Fund $0
Janus Global Technology Fund $0.0678
Janus Growth and Income Fund $0
Janus International Equity Fund $0
Janus Overseas Fund $0
Janus Protected Series - Global $0
Janus Protected Series - Growth $0
Janus Research Fund $0
Janus Triton Fund $0.8485
Janus Venture Fund $6.6538
Perkins Global Value Fund $0.5475


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

A-Class
Janus Asia Equity Fund $122
Janus Balanced Fund $24,054
Janus Contrarian Fund $1,418
Janus Emerging Markets Fund $65
Janus Enterprise Fund $1,089
Janus Forty Fund $10,114
Janus Fund $38,331
Janus Global Life Sciences Fund $163
Janus Global Real Estate Fund $1,135
Janus Global Research Fund $265
Janus Global Select Fund $892
Janus Global Technology Fund $224
Janus Growth and Income Fund $566
Janus International Equity Fund $3,865
Janus Overseas Fund $7,543
Janus Protected Series - Global $300
Janus Protected Series - Growth $3,698
Janus Research Fund $375
Janus Triton Fund $26,156
Janus Venture Fund $4,592
Perkins Global Value Fund $1,070

C-Class
Janus Asia Equity Fund $86
Janus Balanced Fund $21,410
Janus Contrarian Fund $1,250
Janus Emerging Markets Fund $22
Janus Enterprise Fund $420
Janus Forty Fund $8,435
Janus Fund $132
Janus Global Life Sciences Fund $44
Janus Global Real Estate Fund $550
Janus Global Research Fund $105
Janus Global Select Fund $471
Janus Global Technology Fund $78
Janus Growth and Income Fund $330
Janus International Equity Fund $1,267
Janus Overseas Fund $2,706
Janus Protected Series - Global $196
Janus Protected Series - Growth $2,695
Janus Research Fund $61
Janus Triton Fund $8,626
Janus Venture Fund $22
Perkins Global Value Fund $100

D-Class
Janus Asia Equity Fund $950
Janus Balanced Fund $43,775
Janus Contrarian Fund $110,054
Janus Emerging Markets Fund $1,220
Janus Enterprise Fund $14,152
Janus Fund $144,921
Janus Global Life Sciences Fund $18,982
Janus Global Real Estate Fund $4,723
Janus Global Research Fund $25,681
Janus Global Select Fund $141134
Janus Global Technology Fund $29,668
Janus Growth and Income Fund $59,964
Janus International Equity Fund $1,627
Janus Overseas Fund $40,045
Janus Protected Series - Global $202
Janus Protected Series - Growth $820
Janus Research Fund $56,600
Janus Triton Fund $36,574
Janus Venture Fund $18,878
Perkins Global Value Fund $6,528

I-Class
Janus Asia Equity Fund $144
Janus Balanced Fund $29,987
Janus Contrarian Fund $4,745
Janus Emerging Markets Fund $1,951
Janus Enterprise Fund $5,771
Janus Forty Fund $24,906
Janus Fund $3,935
Janus Global Life Sciences Fund $285
Janus Global Real Estate Fund $3,883
Janus Global Research Fund $1,918
Janus Global Select Fund $3,159
Janus Global Technology Fund $383
Janus Growth and Income Fund $657
Janus International Equity Fund $4,301
Janus Overseas Fund $23,419
Janus Protected Series - Global $183
Janus Protected Series - Growth $1,736
Janus Research Fund $3,848
Janus Triton Fund $61,361
Janus Venture Fund $1,469
Perkins Global Value Fund $1,219

N-Class
Janus Balanced Fund $48,915
Janus Enterprise Fund $121
Janus Forty Fund $717
Janus Fund $10,147
Janus International Equity Fund $8,602
Janus Overseas Fund $1,421
Janus Research Fund $990
Janus Triton Fund $4,960
Janus Venture Fund $96
Perkins Global Value Fund $454

R-Class
Janus Balanced Fund $9,550
Janus Contrarian Fund $104
Janus Enterprise Fund $750
Janus Forty Fund $4,122
Janus Fund $80
Janus Global Research Fund $24
Janus Global Select Fund $194
Janus Growth and Income Fund $65
Janus International Equity Fund $155
Janus Overseas Fund $3,102
Janus Triton Fund $3,931

S-Class
Janus Asia Equity Fund $114
Janus Balanced Fund $29,549
Janus Contrarian Fund $103
Janus Emerging Markets Fund $39
Janus Enterprise Fund $3,080
Janus Forty Fund $39,493
Janus Fund $1,209
Janus Global Life Sciences Fund $6
Janus Global Real Estate Fund $100
Janus Global Research Fund $906
Janus Global Select Fund $126
Janus Global Technology Fund $35
Janus Growth and Income Fund $1,010
Janus International Equity Fund $398
Janus Overseas Fund $23,522
Janus Protected Series - Global $158
Janus Protected Series - Growth $326
Janus Research Fund $21
Janus Triton Fund $10,883
Janus Venture Fund $18
Perkins Global Value Fund $22

T-Class
Janus Asia Equity Fund $154
Janus Balanced Fund $134,532
Janus Contrarian Fund $55,379
Janus Emerging Markets Fund $200
Janus Enterprise Fund $13,242
Janus Forty Fund $1,408
Janus Fund $45,581
Janus Global Life Sciences Fund $9,204
Janus Global Real Estate Fund $2,377
Janus Global Research Fund $18,450
Janus Global Select Fund $57300
Janus Global Technology Fund $12,623
Janus Growth and Income Fund $36,104
Janus International Equity Fund $1,066
Janus Overseas Fund $66,702
Janus Protected Series - Global $166
Janus Protected Series - Growth $1,479
Janus Research Fund $37,655
Janus Triton Fund $92,051
Janus Venture Fund $11,364
Perkins Global Value Fund $2,992


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows:

A-Class
Janus Asia Equity Fund $9.82
Janus Balanced Fund $27.82
Janus Contrarian Fund $16.90
Janus Emerging Markets Fund $8.47
Janus Enterprise Fund $71.64
Janus Forty Fund $40.47
Janus Fund $33.97
Janus Global Life Sciences Fund $34.14
Janus Global Real Estate Fund $10.78
Janus Global Research Fund $51.98
Janus Global Select Fund $10.80
Janus Global Technology Fund $19.98
Janus Growth and Income Fund $37.84
Janus International Equity Fund $11.84
Janus Overseas Fund $33.53
Janus Protected Series - Global $11.18
Janus Protected Series - Growth $8.95
Janus Research Fund $35.27
Janus Triton Fund $19.70
Janus Venture Fund $60.19
Perkins Global Value Fund $13.15

C-Class
Janus Asia Equity Fund $9.79
Janus Balanced Fund $27.73
Janus Contrarian Fund $16.53
Janus Emerging Markets Fund $8.37
Janus Enterprise Fund $69.59
Janus Forty Fund $38.33
Janus Fund $33.63
Janus Global Life Sciences Fund $33.27
Janus Global Real Estate Fund $10.73
Janus Global Research Fund $51.49
Janus Global Select Fund $10.64
Janus Global Technology Fund $19.45
Janus Growth and Income Fund $37.64
Janus International Equity Fund $11.62
Janus Overseas Fund $32.98
Janus Protected Series - Global $11.07
Janus Protected Series - Growth $8.83
Janus Research Fund $34.74
Janus Triton Fund $19.21
Janus Venture Fund $59.15
Perkins Global Value Fund $13.00

D-Class
Janus Asia Equity Fund $9.86
Janus Balanced Fund $27.85
Janus Contrarian Fund $16.93
Janus Emerging Markets Fund $8.46
Janus Enterprise Fund $72.37
Janus Fund $34.12
Janus Global Life Sciences Fund $34.36
Janus Global Real Estate Fund $10.84
Janus Global Research Fund $51.35
Janus Global Select Fund $10.77
Janus Global Technology Fund $20.13
Janus Growth and Income Fund $37.84
Janus International Equity Fund $11.79
Janus Overseas Fund $33.62
Janus Protected Series - Global $11.17
Janus Protected Series - Growth $8.97
Janus Research Fund $35.46
Janus Triton Fund $19.81
Janus Venture Fund $60.63
Perkins Global Value Fund $13.25

I-Class
Janus Asia Equity Fund $9.86
Janus Balanced Fund $27.85
Janus Contrarian Fund $16.93
Janus Emerging Markets Fund $8.49
Janus Enterprise Fund $72.70
Janus Forty Fund $40.73
Janus Fund $34.12
Janus Global Life Sciences Fund $34.36
Janus Global Real Estate Fund $10.84
Janus Global Research Fund $52.06
Janus Global Select Fund $10.80
Janus Global Technology Fund $20.20
Janus Growth and Income Fund $37.85
Janus International Equity Fund $11.80
Janus Overseas Fund $33.67
Janus Protected Series - Global $11.21
Janus Protected Series - Growth $8.99
Janus Research Fund $35.43
Janus Triton Fund $19.88
Janus Venture Fund $60.63
Perkins Global Value Fund $13.07

N-Class
Janus Balanced Fund $27.82
Janus Enterprise Fund $72.72
Janus Forty Fund $40.72
Janus Fund $34.10
Janus International Equity Fund $11.79
Janus Overseas Fund $33.64
Janus Research Fund $35.41
Janus Triton Fund $19.88
Janus Venture Fund $60.67
Perkins Global Value Fund $13.02

R-Class
Janus Balanced Fund $27.75
Janus Contrarian Fund $16.77
Janus Enterprise Fund $70.74
Janus Forty Fund $39.19
Janus Fund $33.90
Janus Global Research Fund $51.74
Janus Global Select Fund $10.72
Janus Growth and Income Fund $37.76
Janus International Equity Fund $11.69
Janus Overseas Fund $33.17
Janus Triton Fund $19.54

S-Class
Janus Asia Equity Fund $9.82
Janus Balanced Fund $27.82
Janus Contrarian Fund $16.91
Janus Emerging Markets Fund $8.48
Janus Enterprise Fund $71.44
Janus Forty Fund $39.95
Janus Fund $34.21
Janus Global Life Sciences Fund $33.98
Janus Global Real Estate Fund $10.80
Janus Global Research Fund $52.07
Janus Global Select Fund $10.87
Janus Global Technology Fund $19.88
Janus Growth and Income Fund $37.84
Janus International Equity Fund $12.16
Janus Overseas Fund $33.41
Janus Protected Series - Global $11.15
Janus Protected Series - Growth $8.93
Janus Research Fund $35.17
Janus Triton Fund $19.61
Janus Venture Fund $60.09
Perkins Global Value Fund $13.30

T-Class
Janus Asia Equity Fund $9.83
Janus Balanced Fund $27.84
Janus Contrarian Fund $16.92
Janus Emerging Markets Fund $8.49
Janus Enterprise Fund $72.17
Janus Forty Fund $39.99
Janus Fund $34.20
Janus Global Life Sciences Fund $34.33
Janus Global Real Estate Fund $10.84
Janus Global Research Fund $51.31
Janus Global Select Fund $10.78
Janus Global Technology Fund $20.09
Janus Growth and Income Fund $37.83
Janus International Equity Fund $11.71
Janus Overseas Fund $33.58
Janus Protected Series - Global $11.19
Janus Protected Series - Growth $8.96
Janus Research Fund $35.46
Janus Triton Fund $19.76
Janus Venture Fund $60.37
Perkins Global Value Fund $13.24